April 17, 2020

GATOR SERIES TRUST

GATOR FINANCIAL FUND

Supplement to the Prospectus and Statement of Additional Information, both dated July 26, 2019, as supplemented on November 18, 2019

Effective immediately, Gator Financial Fund (the “Fund”), a series of the Gator Series Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective June 17, 2020.  Shares of the Fund are no longer available for purchase and, at the close of business on June 17, 2020, all outstanding shares of the Fund will be redeemed at net asset value.

The Board of Trustees (the “Board”) of the Trust, in consultation with the Fund’s investment adviser, Gator Capital Management, LLC (the “Adviser”), determined and approved in a meeting of the Board on April 16, 2020 (the “Meeting”), to discontinue the Fund’s operations based on, among other factors, the Board’s determination that the Fund’s current asset size, recent purchase and redemption history and projected expenses and expense structure indicate that it is unlikely that the Fund will grow for the foreseeable future.  Through the date of the Fund’s liquidation, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund at its current expense limit, as specified in the Prospectus.

At the Meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than June 17, 2020; and (ii) all outstanding shareholder accounts on June 17, 2020, be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts.  In addition, the Fund’s redemption fee for all shareholder redemptions on or after April 17, 2020 is eliminated.  As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities.  Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process.

The distribution of proceeds from the closing of shareholders accounts remaining on June 17, 2020 will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult with their own tax advisors to understand the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-855-270-2678.

Investors Should Retain this Supplement for Future Reference